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                                                                 EXHIBIT 10.31.8

                             AMENDMENT NUMBER ELEVEN
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                         HANOVER CAPITAL PARTNERS LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

            This AMENDMENT NUMBER ELEVEN is made this 16th day of May, 2005, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS LTD. each having an address at 379 Thornall Street, Edison, New Jersey 08837 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

            WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to extend the term thereof to May 15, 2006 and the Lender has agreed to such request, and the Borrowers and the Lender have agreed to make such additional modifications to the Agreement as more expressly set forth below.

            WHEREAS, in order to induce the Lender to enter into this Amendment Number Eleven the Borrowers have agreed to pay the Lender a facility fee in an amount equal to $500,000.

            WHEREAS, as of the date of this Amendment Number Eleven, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Effective as of May 16, 2005, the definition of "Termination Date" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

            "Termination Date" shall mean May 15, 2006 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

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      SECTION 2. Effective as of May 16, 2005, Section 3.06 of the Agreement is
hereby amended by deleting such section in its entirety and replacing it with the following:

      3.06 Facility Fee. On May 16, 2005, the Borrowers shall pay to the Lender a facility fee in connection with the extension of the Termination Date hereunder, equal to $500,000. Such facility fee shall not be subject to offset or credit against any underwriting fees earned by the Lender at any time. The extension of the Termination Date to May 15, 2006 shall become effective upon receipt by the Lender of such facility fee.

      SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

      SECTION 4. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Eleven (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Eleven), in accordance with Section 11.03 of the Agreement

      SECTION 5. Facility Fee. In order to induce the Lender to enter into this Amendment Number Eleven, the Borrowers hereby agree to pay to the Lender, in addition to any other amounts required pursuant to the Agreement, the facility fee required pursuant to Section 2 of this Amendment Number Eleven, to be paid to the Lender upon execution of this Amendment Number Eleven. Such facility fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions, This Amendment Number Eleven shall be effective upon the Lender's receipt of such facility fee.

      SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eleven need not be made in the Agreement or any other instilment or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

      SECTION 7. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terns and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

      SECTION 8. Governing Law. This Amendment Number Eleven shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

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      SECTION 9. Counterparts. This Amendment Number Eleven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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            IN WITNESS WHEREOF, the Borrowers and the Lender have caused this
Amendment Number Eleven to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   HANOVER CAPITAL MORTGAGE
                                   HOLDINGS, INC.
                                   (Borrower)

                                   By: /s/ Irma N. Tavares
                                       -----------------------------------------
                                   Name:  Irma N. Tavares
                                   Title: Chief Operating Officer

                                   HANOVER CAPITAL PARTNERS LTD.
                                   (Borrower)

                                   By: /s/ Joyce  S.  Mizerak
                                       -----------------------------------------
                                   Name:  Joyce  S.  Mizerak
                                   Title: President

                                   GREENWICH CAPITAL FINANCIAL
                                   PRODUCTS, INC.
                                   (Lender)

                                   By: /s/ Anthony Palmisano
                                       -----------------------------------------
                                   Name:   Anthony Palmisano
                                   Title:  Managing Director